Exhibit 10.07

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOURTH AMENDMENT TO THE PRIVATE INSTRUMENT OF NON RESIDENTIAL REAL ESTATE LEASE AGREEMENT

That each other are:

LUCIO TOMASIELLO, Brazilian, single,  over 18 years of age, businessman, bearer of identity card RG nº*, entered in the Register of Natural Persons of the Ministry of Finance-CPF/MF under no.*, resident and domiciled in the city of * and MAURÍCIO TOMASIELLO, Brazilian, single,  over 18 years of age, businessman, bearer of identity card RG nº * registered in the Register of Natural Persons of the Ministry of Finance-CPF/MF under no. *, resident and domiciled in the city of *, hereinafter designated simply "LESSORS"; e

AMYRIS BRASIL LTDA. , limited liability company with headquarters in the city of Campinas, State of São Paulo, at Rua James Clerk Maxwell, no. 315, Techno Park, ZIP CODE 13069-380 duly entered in the National Register of Legal Entities of the Ministry of Finance - CNPJ/MF under no. *, hereby presented in terms of its Social contract, hereinafter designated simply "LESSEE"; and,

LESSORS and LESSEE are jointly referred to as "Parties" and individually "Party".

WHEREAS, on March 31, 2008, the Parties entered into the Private Instrument of Non-Residential Real Estate Lease Agreement (the "Agreement"), relating to the leasing of commercial building, which has a total construction area of 1,368, 09m² (square meters), and is situated at Rua James Clerk Maxwell, number, Zip Code 13069 315-380, object of registration nº 100068 filed on the 2nd Real Estate Registry Office of Campinas – SP and registered in the municipality of Campinas in the Cartographic code no. 3162.44.26.0285.00000 (the "Property").

WHEREAS, on July 5, 2008, the Parties entered into the Private Instrument of Amendment to the Agreement (the "First Amendment"), which modified the warranty conditions of the lease set out in theAgreement;

WHEREAS, on October 30, 2008, the Parties entered into the Second Amendment to the Agreement (the "Second Amendment"), which extended the term of the lease from 36 (thirty six) months to 60 (sixty) months, i.e. until May 31, 2013;

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, on October 1, 2012, the Parties entered into the third addendum to the Agreement (the "Third Amendment"), which extended the term of the lease for a further 36 (thirty six) months, i.e. until October 1, 2015 and set the change in monthly rent price; and

WHEREAS the Parties have an interest in (i) extending the term of the Agreement for another 36 (thirty six) months, (ii) fixing the monthly price increase of rent, and (iii) defining ancillary clauses to the Agreement.

NOW THEREFORE BE IT RESOLVED, the parties thus by common and full agreement, conclude this Fourth Amendment to the Agreement (the "Fourth Amendment"), in accordance with the terms and conditions set forth below.

CLAUSE FIRST
TERM OF LEASE

1.1 The Parties mutually agree to extend the term of the Agreement for another 36 (thirty six) months from the execution date of this Fourth Amendment. In this way, the term of the said Agreement shall be extended until October 5, 2018.

1.2 the term indicated in  Clause 1.1, above, may only be extended by signing a further extension term by the Parties.

SECOND CLAUSE
PRICE OF RENT

2.1 In consideration for extending the term of the Agreement, and after mutual agreement, the LESSEE shall pay to LESSORS, only from October 1, 2015, the amount of R$s28.35 (twenty-eight reais and thirty-five cents) per m² (square meter), being calculated on the total built-up area of real estate, namely, 1,368 .09  m² (square meters) total, so the amount of R$38,785.35. (thirty-eight thousand seven hundred and eighty-five reais and thirty-five cents) monthly.

2.1.1 the Parties mutually agree that, until October 1, 2015, the LESSEE shall pay to LESSORS the monthly amount set forth in the clause 3.0 of the Third Amendment.

2.1.2 The amount set forth under clause 2.1 above will be fixed annually and shall be calculated in accordance with the change in the general price index – market IGPM, of Fundação Getúlio Vargas – FGV, and any further changes in the adjusted term must be agreed upon by the parties and approved by the LESSEE, at the conclusion of the extension period.

2.2 In line with that prescribed in clause 2.1 above, the Parties mutually agree that upon the signature of this Fourth Amendment, to remove and replace the wording of clause 5.0, in its entirety, with the following provision:

"5th) from October 1, 2015, the LESSEE shall pay to LESSORS the monthly rent of R$38,785.35. (thirty-eight thousand seven hundred and eighty-five reais and thirty-five cents) due every day 05 (fifth) of each month via bank deposit account (*) for the deposit slip as receipt and discharge. Additionally, the monthly rent will be fixed annually, by varying General market price index –IGPM, measured by Fundação Getúlio Vargas – FGV. Nevertheless, the Parties agree that, until October 1, 2015, the LESSEE shall pay to the LESSORS the monthly amount foreseen in clause 3.0 of the Third Amendment.

2.3 the parties declare under this second clause, that the terms and conditions for payment not set forth in this Fourth Amendment shall become a binding part of the Agreement.

CLAUSE THREE
OTHER OBLIGATIONS OF THE PARTIES

3.1 For this Fourth Amendment, the Parties agree, so as to establish mutual additional obligations for each one of them. In view of this, regarding the mutual obligations, the Parties wish to insert, in the Agreement, the provisions set out in sections 3.2, 3.3 and 3.4 below.

3.2 this Agreement may only be changed in any of its provisions by the agreement, in writing, of contractual additive terms.

3.3 Notwithstanding anything to the contrary contained in this Agreement, neither Party, its affiliates and/or its employees or representatives shall be liable to the other

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Party by the terms of this Agreement or by virtue of law, for any indirect, lost profits, loss of revenue, loss of use, loss of production, loss of contracts or for any economic or financial loss that the other Party may suffer.

3.4 Regardless of any breach that results in the termination of this Agreement, the Parties shall not require any form of compensation from one another, whether based in lost profits, indirect, special or under any other title.

3.5 upon signature of this Fourth Amendment, the Parties assume full knowledge and total agreement on all the terms arranged in such clauses.

FOURTH CLAUSE
THE GENERAL PROVISIONS

4.1 All the terms herein are ratified, and the remaining terms and conditions contained in the Agreement, the First Amendment, the Second Amendment and the Third Amendment have not been expressly changed by this Fourth Amendment shall remain in full force and effect.

4.2 the Parties agree that the terms of this Fourth Amendment supersede the conditions in any other agreement between the Parties between the date of signing of the Agreement and the date of signature of this Fourth Amendment.

It being mutualy understood and agreed, the Parties signed the present instrument in 03 (three) counterparts of equal content and form, along with 02 (two) witnesses whom also signed.

Campinas, March 3, 2015.

             /s/ Lucius Tomasiello                                            /s/Mauritius Tomasiello
LESSORS
LUCIUS TOMASIELLO                                                                MAURITIUS TOMASIELLO

            /s/ Eduardo Loosli Silveira                                            /s/ Giani Ming Valent
LESSEE
AMYRIS BRASIL LTDA.

Witnesses:

1.	/s/ Edison Souza	2.	/s/ (ILLEGIBLE)
	Name: Edison Souza		Name: ILLEGIBLE
RG:		RG:
CPF/MF:		CPF/MF:

(signature sheet to the Fourth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement on 01/10/2012)